Earnings Conference Call First Quarter 2014 1 Exhibit 99.2

Cautionary Statement 2 Information Current as of April 29, 2014 Except as expressly noted, the information in this presentation is current as of April 29, 2014 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance, statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the Company’s Integrated Resource Plan and related future capital expenditures, statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; statements regarding the outcome of any legal or regulatory proceeding; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including the reductions in demand for electricity and the sale of excess energy during periods of low wholesale market prices; operational risks relating to the Company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; failure to complete projects on schedule and within budget, or the abandonment of capital projects, which could result in the Company’s inability to recover project costs; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this presentation are based on information available to the Company on the date hereof and such statements speak only as of the date hereof. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the Company’s most recent Annual Report on Form 10-K and the Company’s reports on Forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time.

Leadership Presenting Today 3 Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO On Today’s Call  Operational Update  Economy and Customers  Growth Initiatives  Regulatory Update  Financial Update  2014 Outlook

Q1 2014 Earnings Results Q1 $0.65 Q1 $0.73 Q2 ($0.29) Q2 $0.45 Q3 $0.40 Q3 $0.45 Q4 $0.59 Q4 $0.45 2013 EPS 2014E EPS 4 NI in millions Q1 2013 Q1 2014 Net Income $49 $58 EPS (diluted) $0.65 $0.73 $1.35 $2.05 - $2.20 Q2-Q4: $1.32 - $1.47

Operational Update 5 residential customer satisfaction general business customer satisfaction key customer satisfaction Top Quartile Top Decile Top Decile improved safety enhanced customer service greater productivity improved efficiency

Economic Outlook 6 Economic Outlook  Unemployment rate of 6.2% in core operating area  Employment growth in construction, hospitality, & manufacturing  Weather-normalized 2014 load growth forecast of approximately 1%(1) (excluding a low-margin large paper customer)  Industrial growth still strong, particularly high-tech & manufacturing (1) Net of approximately 1.5% of energy efficiency

New Generation: Capacity Resource 7 $155 $135 $10 2013 2014 2015 PW2 CapEx: $300M (in millions) Port Westward Unit 2 Project Location Clatskanie, OR Capacity / Fuel 220 MW / Natural Gas Technology 12 Natural Gas Wärtsilä Reciprocating Engines EPC Contractor Black & Veatch, Harder Mechanical Estimated In-Service Date Q1 2015 Customer Price Impact ~3% Next Steps  Installing engines & generators  Erection of cooling tower

New Generation: Renewable Resource 8 $95 $390 $15 2013 2014 2015 Tucannon River CapEx: $500M (in millions) Tucannon River Wind Farm Project Location Columbia County, WA Capacity / Fuel 267 MW / Wind Technology 116 2.3 MW Siemens Turbines EPC Contractor RES Americas Estimated In-Service Date December 2014 Q1 2015 Customer Price Impact ~3% Next Steps  Delivery of turbine components  Erecting turbines  Constructing the substation

New Generation: Baseload Resource 9 $135 $115 $165 $35 2013 2014 2015 2016 Carty CapEx: $450M (in millions) Carty Generating Station Project Location Boardman, OR Capacity / Fuel 440 MW / Natural Gas Technology Mitsubishi Turbine EPC Contractor Abener/Abengoa Estimated In-Service Date Mid 2016 Customer Price Impact ~6-8% Next Steps  Pouring foundations  Receiving gas & steam turbines

Expected Rate Base and Capital Expenditures 10 $1.4B of Expected Increase in Rate Base (in millions) 2013 2014E 2015E 2016E 2017E 2018E TOTAL Base Capital Spending(1) $335 $370 $310 $300 $255 $245 $1,815 Port Westward Unit 2 $155 $135 $10 $300 Tucannon River Wind Farm $95 $390 $15 $500 Carty Generating Station $135 $115 $165 $35 $450 TOTAL $720 $1,010 $500 $335 $255 $245 $3,065 (1) Consists of board-approved ongoing capex and hydro relicensing per the Quarterly 2014 Form 10-Q filed on April 29, 2014 Note: Amounts exclude AFDC debt and equity $3.1B $4.5B 2012 20172013 2017 10% CAGR Expected Capital Expenditures

 Filed on February 13, 2014  Requested revenue increase: $81 million  Return on Equity (ROE): 10%  Cost of Capital: 50% debt, 50% equity  Rate base: $3.9 billion  Final order expected from the Commission in mid-December  Average overall price increase (all components) of 4.6 percent General Rate Case: 2015 Test Year Drivers of 2015 GRC in millions 1. Revenue decrease effective Jan. 1, 2015 Base business cost increases $12 Customer credits $(29) 2. Revenue increase effective Q1 2015 Port Westward Unit 2 $51 Tucannon River Wind Farm $47 11

First Quarter Financial Results 12 NI in millions Q1 2013 Q1 2014 Net Income $49 $58 Diluted EPS $0.65 $0.73 Key Quarter over Quarter Drivers Total retail revenues h AFDC primarily due to generation projects h EPS dilution from higher average shares outstanding i

Total Revenues and Power Costs in millions Q1 2013 Q1 2014 Total Revenues $473 $493 Power Costs $192 $184 25% 18% 16% 5% 36% Q1 2013 Sources of Power Coal Natural Gas Hydro Renewable Purchased Power 13 23% 18% 17% 5% 37% Q1 2014 Sources of Power

Operating Expenses 14 Interest Expense, Net $25 $25 in millions Q1 2013 Q1 2014 Production & Distribution $51 $54 Administrative & General $54 $54 Total O&M $105 $108 Depreciation & Amortization $62 $75 Other Income, Net $3 $5 Income Taxes $17 $20

Liquidity and Financing Senior Secured Senior Unsecured Outlook S&P A- BBB Stable Moody’s A1 A3 Stable Total Liquidity as of 3/31/2014 (in millions) Credit Facilities $760 Commercial Paper -- Letters of Credit $(60) Cash $64 Available $764 15 Expected 2014-2015 Financing Plans Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Bank Loan Proceeds $305 million First Mortgage Bonds $280 million Settle Equity Forward $275 million

16 2014 Guidance 2014 EPS Guidance: $2.05 to $2.20 per share  O&M expense between $480 and $500 million  D&A expense between $295 and $305 million  Capital expenditures slightly above $1 billion  Wind generation based on historical actuals  Average hydro conditions  Normal thermal plant operations